UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 9, 2011

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 9, 2011, at the 2011 Annual Meeting of Shareholders of Winn-Dixie Stores, Inc. (the “Company”), the shareholders approved the Winn-Dixie Stores, Inc. Fiscal 2012 Equity Incentive Plan (the “2012 Plan”), effective immediately.

A description of the material terms of the 2012 Plan is set forth under the heading “Proposal 2—Approval of the Winn-Dixie Stores, Inc. Fiscal 2012 Equity Incentive Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on September 27, 2011, which description is hereby incorporated into this Item 5.02(e) by reference. The 2012 Plan is also incorporated by reference in Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The final results of voting on each of the matters submitted to a vote of security holders during the annual meeting of shareholders of the Company, held on November 9, 2011, are as follows.

Five proposals were submitted to a vote at the meeting:

1.	Election of nine directors for terms expiring at the 2012 shareholders meeting.
2.	Approval of the 2012 Equity Incentive Plan.
3.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for fiscal 2012.
4.	Non-binding, advisory approval of the compensation of the Company’s named executive officers.
5.	Non-binding, advisory vote regarding the frequency of future executive compensation votes.

All the directors were elected under proposal one. Proposals two through four were approved by shareholders.

With respect to the election of directors, the vote was:

Director Nominees:	Votes For:	Withhold Authority:	Broker Non-Vote

Evelyn V. Follit	32,346,509	8,569,933	5,001,062
Charles P. Garcia	32,258,815	8,657,627	5,001,062
Jeffrey C. Girard	31,702,010	9,214,432	5,001,062
Yvonne R. Jackson	28,166,101	12,750,341	5,001,062
Gregory P. Josefowicz	32,254,822	8,661,620	5,001,062
Peter L. Lynch	31,614,625	9,301,817	5,001,062
James P. Olson	28,308,202	12,608,240	5,001,062
Terry Peets	28,304,329	12,612,113	5,001,062
Richard E. Rivera	28,308,648	12,607,794	5,001,062

With respect to approval of the 2012 Equity Incentive Plan, the vote was:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES
16,549,859	14,979,453	9,387,130	5,001,062

With respect to the ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year 2012, the vote was:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING
41,300,580	927,085	3,689,839

With respect to the Company’s proposal for non- binding, advisory approval of the compensation of the named executive officers, the vote was:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES
20,261,397	10,272,126	10,382,919	5,001,062

With respect to a non-binding, advisory vote regarding the frequency of future executive compensation votes, the vote was :

1 YEAR	2 YEARS	3 YEARS	VOTES ABSTAINING	BROKER NON-VOTES
29,317,565	135,708	1,404,268	10,058,901	5,001,062

(b) In light of the results on the non-binding, advisory vote on the frequency of future executive compensation votes, on November 10, 2011, the Company’s Board of Directors decided that future advisory votes on named executive officer compensation will be held every year until the next advisory vote on the frequency of such votes.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Winn-Dixie Stores, Inc. Fiscal 2012 Equity Incentive Plan, filed as Appendix A to the Company’s proxy statement dated September 27, 2011, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winn-Dixie Stores, Inc.

Date: November 10, 2011	By:	/s/ Peter L. Lynch
Peter L. Lynch
President and Chief Executive Officer